Summary Prospectus	March 1, 2016 (As revised July 28, 2016)
AMG FQ U.S. Equity Fund

Investor Class: FQUAX	Institutional Class: MEQFX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated March 1, 2016, as supplemented July 28, 2016, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG FQ U.S. Equity Fund's (the “Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fee	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses	1.05%	0.80%
Fee Waiver and Expense Reimbursements[1]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.04%	0.79%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2017, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.79% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2017. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$106	$333	$578	$1,282
Institutional Class	$ 81	$254	$443	$ 989
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. First Quadrant, L.P. (“First Quadrant” or the “Subadvisor”) considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S.
The Fund invests primarily in equity securities (generally common and preferred stocks) of large U.S. companies. The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of

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AMG FQ U.S. Equity Fund SUMMARY PROSPECTUS

mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Hedging Risk—there is no guarantee that hedging strategies will be successful.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Leverage Risk—borrowing and some derivative investments such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. The performance information for the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) for periods prior to December 1, 2012, does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/15 (Institutional Class)
Best Quarter: 15.38% (3rd Quarter 2009)
Worst Quarter: -21.77% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/15
AMG FQ U.S. Equity Fund	1 Year	5 Years	10 Years	Since Inception[1]
Investor Class Return Before Taxes
	-1.84%	10.77%	—	5.92%
Institutional Class Return Before Taxes	-1.60%	11.06%	6.62%	—
Institutional Class Return After Taxes on Distributions	-4.04%	10.24%	5.62%	—
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	1.13%	8.82%	5.23%	—
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	0.48%	12.18%	7.35%	7.00%
[1]	Investor Class and Index performance shown reflects performance since the inception date of the Fund’s Investor Class on March 1, 2006.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class shares will vary. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.

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AMG FQ U.S. Equity Fund SUMMARY PROSPECTUS

Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
First Quadrant, L.P.
Portfolio Managers
Jia Ye, PhD
Partner, Investments, First Quadrant;
Portfolio Manager of the Fund since 01/08.
David Chrisman, PhD, CFA
Director, Investments, First Quadrant;
Portfolio Manager of the Fund since 05/11.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the
Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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